                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 FMC CORPORATION
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                                                                      LOGO

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             FRIDAY, APRIL 24, 1998
                                   2:00 P.M.
                         INDIANA ROOM, LOWER LEVEL ONE
                                 AMOCO BUILDING
                             200 E. RANDOLPH DRIVE
                            CHICAGO, ILLINOIS 60601

                                                                  March 13, 1998

Dear Stockholder:

You are invited to the Annual Meeting of Stockholders of FMC Corporation. We will hold the meeting at the time and place noted above. At the meeting, we will ask you to:

  . re-elect four directors: B.A. Bridgewater, Jr., Paul L. Davies, Jr.,
    William F. Reilly and James R. Thompson, each for a term of three years

  . ratify appointment of KPMG Peat Marwick LLP as our independent auditors for 1998

  . amend our Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 to 130,000,000 shares

  . vote on any other business properly before the meeting

MANAGEMENT RECOMMENDS A VOTE FOR ALL THREE PROPOSALS.

YOUR VOTE IS IMPORTANT. TO BE SURE YOUR VOTE COUNTS AND ASSURE A QUORUM, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                  By order of the Board of Directors

                                  J. Paul McGrath
                                  Secretary

                                                                      LOGO

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                               TABLE OF CONTENTS

I. Information About Voting

II. Proposals Before the Meeting

  nThe Election of Directors

  nRatification of Appointment of Independent Auditors

  nIncrease in Authorized Common Stock

III. The Board of Directors

  nNominees for Director

  nDirectors Continuing in Office

IV. Information About the Board of Directors

  nMeetings

  nCommittees

  nBoard Compensation and Relationships

V. Security Ownership of FMC

  nManagement Ownership

  nOther Security Ownership

VI. Executive Compensation

  nSummary Compensation Table

  nOption Grants in 1997

  nAggregated Option Exercises in 1997 and Year-End Option Values

  nLong-Term Incentive Plan

  nRetirement Plans

  nTermination and Change of Control Arrangements

  nReport of the Compensation Committee on Executive Compensation

  nStockholder Return Performance Presentation

VII. Other Matters

  nSection 16(a) Beneficial Ownership Reporting Compliance

  nProposals for the 1999 Annual Meeting

  nExpenses Relating to this Proxy Solicitation

                                                                      LOGO

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I. INFORMATION ABOUT VOTING

SOLICITATION OF PROXIES. The Board of Directors of FMC Corporation ("FMC") is soliciting proxies for use at the 1998 Annual Meeting of FMC and any adjournments of that meeting. FMC first sent this proxy statement, the accompanying form of proxy and the FMC Annual Report for 1997 on March 13, 1998.

AGENDA ITEMS. The agenda for the Annual Meeting is to:

  1. Re-elect four directors

  2. Ratify the appointment of KPMG Peat Marwick LLP as our independent auditors for 1998

  3. Amend our Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 to 130,000,000 shares

  4. Conduct other business properly before the meeting

WHO CAN VOTE. You can vote at the Annual Meeting if you are a holder of FMC's common stock, par value of $0.10 per share ("Common Stock"), on the record date. The record date is the close of business on March 6, 1998. You will have one vote for each share of Common Stock. As of March 6, 1998, there were
[     ] shares of Common Stock outstanding and entitled to vote.

HOW TO VOTE. You may vote in two ways:

  . You can come to the Annual Meeting and cast your vote there.

  . You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the way you indicate.

USE OF PROXIES. Unless you tell us on the proxy card to vote differently, we plan to vote signed and returned proxies FOR the Board nominees for director and FOR Agenda items 2 and 3. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies according to their best judgment.

REVOKING A PROXY. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

  . sending a written notice to the Secretary of FMC

  . delivering a properly executed, later-dated proxy

  . attending the Annual Meeting and voting in person

THE QUORUM REQUIREMENT. We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will exist if the holders of at least a majority of the outstanding Common Stock entitled to vote either attend the Annual Meeting in person or are

--------------------------------------------------------------------------------
represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

VOTE REQUIRED FOR ACTION. Directors are elected by a plurality vote of shares present in person or by proxy at the meeting. Amendment of the Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote. Other actions require the affirmative vote of the majority of shares present in person or by proxy at the meeting. Abstentions and broker non-votes have the effect of a no vote on matters other than director elections.

II. THE PROPOSALS TO BE VOTED ON

THE ELECTION OF DIRECTORS

FMC has three classes of directors of as nearly equal size as possible. The term for each class is three years. Class terms expire on a rolling basis, so that one class of directors is elected each year. The term for Class III directors expires at the 1998 Annual Meeting.

NOMINEES FOR DIRECTOR

The nominees for director this year are: B.A. Bridgewater, Jr., Paul L. Davies, Jr., William F. Reilly, and James R. Thompson. Pehr G. Gyllenhammar, a director since 1995, retired from the board on February 20, 1998. The board thanks Mr. Gyllenhammar for his counsel and service.

The Board of Directors expects that all of the nominees will be able and willing to serve as directors. If any nominee is not available, the proxies may be voted for another person nominated by the current Board of Directors to fill the vacancy, or the size of the board may be reduced. Information about the nominees, the continuing directors and the Board of Directors is contained in the next section of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF B.A. BRIDGEWATER, JR., PAUL L. DAVIES, JR., WILLIAM F. REILLY AND JAMES R. THOMPSON.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board has recommended that KPMG Peat Marwick LLP continue to serve as FMC's independent auditors for 1998. KPMG Peat Marwick LLP has served as FMC's independent auditors since 1928.

We expect a representative of KPMG Peat Marwick to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE YEAR 1998.

                                                                      LOGO

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INCREASE IN AUTHORIZED COMMON STOCK

Subject to stockholder approval, the Board has unanimously adopted a resolution amending FMC's Restated Certificate of Incorporation to increase the number of shares of authorized Common Stock, par value $.10 per share, from 60,000,000 to 130,000,000 shares. The Board submits that resolution, which follows, to the stockholders:

  "Resolved, that the Board of Directors has determined that it is advisable and in the best interest of the Corporation and its stockholders as a whole that paragraph (a) of Article FOURTH of the Restated Certificate of Incorporation be amended and restated to read as follows:

  "The total number of shares of stock which the Corporation shall have authority to issue is 135,000,000 shares, consisting of 130,000,000 shares of Common Stock, par value $.10 per share, and 5,000,000 shares of Preferred Stock, without par value.' "

If the stockholders adopt the proposed amendment, FMC plans to file a Certificate of Amendment to the Restated Certificate of Incorporation to be effective as soon as practicable following the Annual Meeting.

As of                    , of the 60,000,000 authorized shares of Common Stock,
                  shares were outstanding and an additional              shares
of Common Stock were reserved for issuance under FMC's various incentive and stock option plans and for other corporate purposes.

The proposed amendment would provide greater flexibility in managing the financial affairs of FMC. It would make additional shares of Common Stock available for future acquisitions, equity financings, possible stock splits and stock dividends and general corporate purposes. Subject to applicable New York Stock Exchange rules, the additional shares could be issued from time to time without further action by the stockholders and without first offering them to the stockholders. Approval of the proposed amendment now will eliminate delays and expense in future transactions that otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of Common Stock. The issuance of Common Stock, or securities convertible into Common Stock, on other than a pro-rata basis, would result in the dilution of a present stockholder's interest in FMC.

The affirmative votes of the holders of a majority of the outstanding shares of Common Stock entitled to vote are required to adopt the proposed amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

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III. BOARD OF DIRECTORS

NOMINEES FOR DIRECTOR
CLASS III--FOR A TERM EXPIRING IN 2001

--------------------------------------------------------------------------------

               B. A. Bridgewater, Jr.
[PHOTO]        Principal Occupation: Chairman of the Board, President and
                 Chief Executive Officer, Brown Group, Inc., a diversified marketer and retailer of footwear
               Age: 63
               Director Since: 1979


Mr. Bridgewater became Chairman and Chief Executive Officer of Brown Group, Inc., in March 1985. Mr. Bridgewater became that company's Chief Executive Officer in June 1982, served as President from 1979 to 1987 and in 1990 resumed the presidency of that company. From 1975 to 1979, he was Executive Vice President of Baxter Travenol Laboratories, and from 1964 to 1975 he was a Director of McKinsey & Company Inc. He served as Associate Director of National Security and International Affairs in the Office of Management and Budget in the Executive Office of the President of the United States. He is a director of EEX Corporation and NationsBank Corporation and a Trustee of Washington University in St. Louis, Missouri.

--------------------------------------------------------------------------------

               Paul L. Davies, Jr.
[PHOTO]        Principal Occupation: President, Lakeside Corporation, a real estate investment company
               Age: 67
               Director Since: 1965


Mr. Davies became the President of Lakeside Corporation in 1989. Previously, he had been a Partner in the San Francisco law firm of Pillsbury, Madison & Sutro from 1963 to 1989. He was an Associate of the law firm from 1957 to 1963. He is President of The Herbert Hoover Foundation, Inc., Member of the Board of Overseers of the Hoover
Institution and an Honorary Trustee of the California Academy of Sciences.

--------------------------------------------------------------------------------

                                                                      LOGO

--------------------------------------------------------------------------------

               William F. Reilly
[PHOTO]        Principal Occupation: Chairman and Chief Executive Officer of
                 PRIMEDIA Inc., a diversified media company
               Age: 59
               Director Since: 1992


Mr. Reilly is the founder of PRIMEDIA Inc. (formerly known as K-III Communications Corporation). He has served as Chairman and Chief Executive Officer of the firm since February 1990. From 1980 to 1990 he was with Macmillan, Inc., where he served as President and Chief Operating Officer since 1981. Prior to that, he was with W.R. Grace beginning in 1964, serving as Assistant to the Chairman from 1969 to 1971 and serving successively from 1971 to 1980 as President and Chief Executive Officer of its Textile, Sporting Goods and Home Center Divisions. Mr. Reilly serves on the Board of Trustees of The University of Notre Dame and the Board of Directors of City Meals on Wheels and as a Trustee of WNET, the public television station serving the New York area.

--------------------------------------------------------------------------------

               James R. Thompson
[PHOTO]        Principal Occupation: Chairman, Chairman of the Executive
                 Committee and Partner, Law Firm of Winston & Strawn, Chicago, Illinois
               Age: 61
               Director Since: 1991


Governor Thompson was named Chairman of the Chicago law firm of Winston & Strawn in January 1993. He joined the firm in January 1991 as Chairman of the Executive Committee after serving four terms as Governor of the State of Illinois from 1977 until January 14, 1991. Prior to his terms as Governor, he served as U.S. Attorney for the Northern District of Illinois from 1971-1975. Governor Thompson served as the Chief of the Department of Law Enforcement and Public Protection in the Office of the Attorney General of Illinois, as an Associate Professor at Northwestern University School of Law, and as an Assistant State's Attorney of Cook County. He is a former Chairman of the President's Intelligence Oversight Board and a member of the Board of Directors of Union Pacific Resources, Inc., the Chicago Board of Trade, the National Council on Compensation Insurance, International Advisory Council of the Bank of Montreal, Prime Retail, Inc., American National Can Co.; Jefferson Smurfit Group, plc, Prime Realty Group Trust, and Hollinger International, Inc. He serves on the Boards of the Chicago Historical Society, the Art Institute of Chicago, the Museum of Contemporary Art, the Lyric Opera and the Illinois Math & Science Academy Foundation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS CONTINUING IN OFFICE
CLASS I--TERM EXPIRING IN 1999

--------------------------------------------------------------------------------

               Robert N. Burt
[PHOTO]        Principal Occupation: Chairman of the Board and Chief Executive
                 Officer, FMC Corporation
               Age: 60
               Director Since: 1989


Mr. Burt is Chairman of the Board and Chief Executive Officer of FMC. He joined FMC in 1973 as Director of Corporate Planning. He was appointed General Manager of FMC's Agricultural Chemical Group in 1977 and became General Manager of its Defense Systems Group in 1983. Mr. Burt was elected a Vice President of FMC in 1978 and Executive Vice President in September 1988. He became President of FMC in March 1990, and Chairman and Chief Executive officer in November 1991. Prior to joining FMC, Mr. Burt held management positions with Chemetron Corporation and Mobil Oil Corporation. He is a Director of Phelps-Dodge Corporation and Warner-Lambert Co., he serves on the Board of Trustees and is Vice Chairman of the Orchestral Association of Chicago, and on the Boards of Directors of the Rehabilitation Institute of Chicago, Evanston Hospital Corporation and the World Resource Institute, and he is a member of the Policy and Planning Committee of the Business Roundtable, and the Board and Executive Committee of the Chemical Manufacturer's Association.

--------------------------------------------------------------------------------

               Jean A. Francois-Poncet
[PHOTO]        Principal Occupation: Member of the French Senate
               Age: 69
               Director Since: 1982


Mr. Francois-Poncet was elected to the French Senate in September 1983. From 1978 to 1981, he served as the Minister of Foreign Affairs of France, and from 1976 to 1978 he was Secretary General to the French Presidency under Valery Giscard d'Estaing. Mr. Francois-Poncet entered the private sector from 1970 to 1975 as Chairman and Chief Executive Officer of Carnaud and Company, a major French producer of tinplate and containers. He began his public sector career in 1955, when he joined the French Ministry of Foreign Affairs. His assignments included European and African affairs and diplomatic appointments in the French embassies in Morocco and Iran. Mr. Francois-Poncet serves as a member of the Advisory Board of the Chase Manhattan Bank in New York.

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6

                                                                      LOGO

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               General Edward C. Meyer (Retired)
[PHOTO]        Principal Occupation: Chairman, MITRETEK; Managing Partner,
                 Cilluffo Associates, L.P., a private investment group
               Age: 69
               Director Since: 1983


General Meyer retired as Chief of Staff of the United States Army in 1983 and today is Chairman of MITRETEK and a managing partner of Cilluffo Associates. In other major military assignments, he served as Senior Military Representative on the Military Staff of the United Nations in New York and as Deputy Chief of Staff of Operations and Plans for the U.S. Army in Washington, DC. He is a Director of ITT Industries, Aegon U.S.A., Brown Group, Inc., and GRC International. He is a Trustee of the George C. Marshall Foundation, and a member of the Board of Overseers of the Hoover Institution and the Board of Advisors of the Center for Strategic and International Studies. He is President of the Army Emergency Relief Association.

--------------------------------------------------------------------------------

               Edward J. Mooney
[PHOTO]        Principal Occupation: Chairman and Chief Executive Officer
                 Nalco Chemical Company, a specialty chemicals company
               Age: 56
               Director Since: 1997


Mr. Mooney was elected Chairman and Chief Executive Officer of Nalco Chemical Company in 1994. He joined Nalco in 1969 as a Corporate Attorney for Howe-Baker Engineers, Inc. (a former subsidiary) and has held several executive offices in Nalco since that time, being named President in 1990. He serves as Director of Morton International, Inc., The Northern Trust Company and the Chemical Manufacturers Association.

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                                                                               7

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DIRECTORS CONTINUING IN OFFICE
CLASS II--TERM EXPIRING IN 2000

--------------------------------------------------------------------------------

               Larry D. Brady
[PHOTO]        Principal Occupation: President, FMC Corporation
               Age: 55
               Director Since: 1989


Mr. Brady was elected President of FMC in October 1993 after serving as Executive Vice President from September 1989. He joined FMC in 1978 as Planning Director of Special Products Group and held several management positions over the next few years. He was elected a Vice President of FMC in 1984, and from 1983 to 1988 he served as General Manager of FMC's Agricultural Chemical Group. Prior to joining FMC, Mr. Brady held senior management positions at TRW Inc. and Beatrice Foods Company. He is a director of Tenneco Inc., and Harnischfeger Industries. He serves on the Executive Committee of the National Association of Manufacturers, the Advisory Board of Northwestern University's Kellogg School of Management, and the Board of Trustees of the National Merit Scholarship Program.

--------------------------------------------------------------------------------

               Patricia A. Buffler
[PHOTO]        Principal Occupation: Dean, Professor of Epidemiology, School
                 of Public Health, University of California, Berkeley
               Age: 59
               Director Since: 1994


Dr. Buffler has served in her current position since 1991. She received her BSN from Catholic University of America in 1960, and a master's degree in public health and epidemiology and a PhD in epidemiology from the University of California, Berkeley in 1965 and 1973, respectively. She currently serves as an advisor to the World Health Organization, the National Institutes of Health, the U.S. Department of Defense, the U.S. Public Health Service Centers for Disease Control, the U.S. Department of Energy, the U.S. Environmental Protection Agency and the National Research Council. She was elected as a Fellow of the American Association for the Advancement of Science in 1992 and serves as an officer for the Medical Sciences section. She has served as President for the Society for Epidemiologic Research (1986), the American College of Epidemiology (1992), and the International Society for Environmental Epidemiology (1992-1993). She is a Board member of the National Urban Air Toxics Research Center. Since 1993 she has served on the University of California President's Council on National Laboratories and chaired the Council's Panel on Environment, Health and Safety. In 1994, she was elected to the Institute of Medicine, National Academy of Sciences.

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8
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                                                                      LOGO

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               Albert J. Costello
[PHOTO]        Principal Occupation: Chairman, President and Chief Executive
                 Officer, W. R. Grace & Co., a supplier of flexible packaging and specialty chemicals
               Age: 62
               Director Since: 1995


Since May 1995, Mr. Costello has served as Chairman, President and Chief Executive Officer of W.R. Grace & Co. Before joining W.R. Grace & Co., he served as chairman of the board and chief executive officer of American Cyanamid Company from April 1993 through December 1994, when it was acquired by American Home Products. He served as President of American Cyanamid from 1991 through March 1993. Mr. Costello is a director of W.R. Grace & Co., and Becton Dickinson and Company; and a trustee of Fordham University and the American Enterprise Institute for Public Policy Research.

--------------------------------------------------------------------------------

               Clayton Yeutter
[PHOTO]        Principal Occupation: Of Counsel, Law Firm of Hogan & Hartson
               Age: 67
               Director Since: 1993


Mr. Yeutter has been Of Counsel to Hogan & Hartson since 1993. He originally joined FMC's Board in 1991 and resigned in 1992 to become Counselor to the President of the United States for Domestic Policy. He had served as Chairman of the Republican National Committee in 1991 and as Secretary of Agriculture from 1989 to 1991. From 1985 to 1989, Mr. Yeutter was U.S. Trade Representative. Prior to that he was President and Chief Executive Officer of the Chicago Mercantile Exchange (1978-85). Mr. Yeutter earlier held three sub-cabinet posts in the U.S. Government and also spent several years as a faculty member of the Department of Agricultural Economics at the University of Nebraska. He is a director of Texas Instruments, Inc., Conagra Inc., Caterpillar Inc., BAT Industries, Farmers Insurance Company and the Oppenheimer Funds group of investment companies.

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                                                                               9

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IV. INFORMATION ABOUT THE BOARD OF DIRECTORS

MEETINGS

During 1997, the Board of Directors held six regular meetings and one special meeting. All incumbent directors attended at least 75 percent of the total number of meetings of the Board and all committees on which they served, except for Mr. Costello who, due to illness, attended 67 percent of the meetings of the Board and all committees on which he served.

COMMITTEES

The Board has five standing committees: an Audit Committee, a Compensation and Organization Committee, an Executive Committee, a Nominating and Board Procedures Committee, and a Public Policy Committee.

AUDIT COMMITTEE

Duties:

 . Review the effectiveness and adequacy of FMC's financial organization and internal controls

 . Review the annual report, proxy and other financial representations

 . Review the effectiveness and the scope of activities of the independent accountants and internal auditors

 . Review significant changes in accounting policies

 . Recommend the selection of the independent public accountants

 . Review potentially significant litigation

 . Review Federal Income Tax issues and related reserves


Members: Mr. Reilly (Chair), Dr. Buffler, Mr. Costello and Mr. Yuetter--all outside directors

Number of Meetings in 1997: 3

                                                                      LOGO

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COMPENSATION AND ORGANIZATION COMMITTEE

Duties:

 . review and approve compensation policies and practices for top executives

 . establish the total compensation for the Chief Executive Officer

 . review major changes in FMC's employee benefit plans

 . review significant organization changes and management succession planning

 . recommend to the Board of Directors candidates for officers of FMC

Members: Mr. Davies (Chair), Mr. Bridgewater, Mr. Costello and Mr. Reilly--all outside directors

Number of Meetings in 1997: 3

EXECUTIVE COMMITTEE

Duties:

Acts in place of the Board when the full Board is not in session

Members: Mr. Burt (Chair), Mr. Bridgewater, Mr. Davies, Gen. Meyer and Mr. Reilly--all outside directors except Mr. Burt

Number of Meetings in 1997: 0

NOMINATING AND BOARD PROCEDURES COMMITTEE

Duties:

 . review and recommend candidates for director

 . recommend Board meeting formats and processes

 . oversee corporate governance

 . review and approve director compensation policies

If a stockholder wishes to recommend a nominee for director, the recommendation should be sent to the Corporate Secretary at the address appearing on the notice of annual meeting in a timely manner. All recommendations should be accompanied by a complete statement of such person's qualifications and an indication of the person's willingness to serve. All serious recommendations will be considered by the Committee.

Members: Mr. Bridgewater (Chair), Gen. Meyer, Mr. Thompson and Mr. Yeutter--all outside directors

Number of Meetings in 1997: 3

--------------------------------------------------------------------------------

PUBLIC POLICY COMMITTEE

Duties:

 . reviews FMC's government and legislative programs and relations

 . oversees FMC's legal compliance efforts

 . assesses FMC's efforts to improve employee involvement in local plant communities

 . reviews the activities of FMC's charitable foundation

Members: Gen. Meyer (Chair), Mr. Brady, Dr. Buffler, Mr. Francois-Poncet, Mr. Thompson, and Mr. Yeutter--all outside directors except Mr. Brady

Number of Meetings in 1997: 2

BOARD COMPENSATION AND RELATIONSHIPS

COMPENSATION PLAN. Effective January 1, 1997, the Board approved the FMC 1997 Compensation Plan for Non-Employee Directors, a comprehensive compensation plan for directors, and terminated the directors' retirement plan.

RETAINER AND FEES. Each director who is not also an officer receives an annual retainer of $40,000, $1,000 for each Board meeting, and reimbursement of reasonable incidental expenses. Each non-officer director who chairs a Committee receives an additional $4,000 per year. At least $25,000 of the annual retainer must be paid in deferred stock units which are payable in Common Stock on death or retirement from the board.

OPTIONS. On May 1 of each year, FMC will grant each director an option to purchase 900 shares of Common Stock. The exercise price equals the fair market value of the shares at the date of grant. The options will have a 10-year life and become exercisable approximately one year after the date of grant. The Board can increase (or decrease) the number of shares subject to each prospective option grant if, using a generally accepted option valuation methodology, the Board determines that the value of an option to purchase 900 shares would be significantly less (or more) than $24,000. In 1997, FMC granted each director, except Mr. Mooney, an option to purchase 900 shares at a price of $64.3625 per share.

OTHER COMPENSATION. Officers of FMC receive no additional compensation for their service as directors. No other remuneration is paid to directors. Directors who are not FMC employees do not participate in FMC's employee benefit plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. Mr. Thompson is chairman of the law firm of Winston & Strawn which has provided and continues to provide legal services to FMC. In addition, FMC or its subsidiaries did business in 1997 with certain organizations

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for which FMC directors are now serving, or during 1997 did serve, as officers or directors. In no case have the amounts involved been material in relation to FMC's business or, to the knowledge and belief of FMC's management, to the business of the other organizations or to the individuals concerned. Such transactions were on terms no less favorable to FMC than were reasonably available from unrelated third parties. In 1997, United Defense, L.P. paid General Meyer $110,000 for consulting services and reimbursed him for related expenses. Until October 6, 1997, FMC was the managing partner, and owned a 60% interest in, United Defense L.P.

V. SECURITY OWNERSHIP OF FMC

MANAGEMENT OWNERSHIP

The following table shows, as of March 1, 1998, the number of shares of Common Stock beneficially owned by each director and nominee, the chief executive officer, the four other most highly compensated executive officers, and all directors and executive officers as a group. Each director, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group, beneficially own less than 1 percent of the Common Stock.

                                            Beneficial Ownership on
                                                 March 1, 1998
                                            -----------------------
                                                 Common Stock
                                                    of FMC
                                            -----------------------
      Name
      ----
      William F. Beck (1).................
      Larry D. Brady (1)..................
      B. A. Bridgewater, Jr. (2)..........
      Patricia A. Buffler (2).............
      Robert N. Burt (1)..................
      Michael J. Callahan (1).............
      Albert J. Costello (2)..............
      Paul L. Davies, Jr. (2)(3)..........
      Jean A. Francois-Poncet (2).........
      Edward C. Meyer (2).................
      Edward J. Mooney....................
      Joseph H. Netherland (1)............
      William F. Reilly (2)...............
      James R. Thompson (2)...............
      Clayton Yeutter (2).................
      All directors and executive officers
       as a group
       (25 persons) (1)(2)................

--------------------------------------------------------------------------------
------
(1) Shares "Beneficially owned" include (i) shares owned by the individual,
    (ii) shares held by the FMC Employees' Thrift and Stock Purchase Plan ("Thrift Plan") for the account of the individual as of December 31, 1997, and (iii) shares subject to options that are exercisable within 60 days.
    Items (ii) and (iii) in the aggregate are        shares for Mr. Burt,
    shares for Mr. Brady,       shares for Mr. Callahan,       shares for Mr.
    Beck and       shares for Mr. Netherland and       shares for all directors
    and executive officers as a group. These numbers do not include shares held in the Thrift Plan that may be voted by the Plan Trustee if the beneficial owners do not exercise their right to direct such vote (see footnote 2 on page 15).
(2) Includes shares subject to options granted and shares credited to individual accounts of non-employee directors under the FMC 1997 Compensation Plan for Non-Employee Directors and predecessor plans. (See "Compensation Plan," page 12). As of March 1, 1998, the number of shares credited to directors under those plans were as follows: (Mr. Bridgewater, 6,603 shares; Dr. Buffler, 2,536 shares; Mr. Costello, 2,622 shares; Mr. Davies 8,178 shares; Mr. Francois-Poncet, 7,757 shares; Gen. Meyer, 7,108 shares; Mr. Reilly, 3,952 shares; Mr. Thompson, 4,030 shares; and Mr. Yeutter, 4,190 shares. Directors have no power to vote or dispose of these shares until distributed after the director retires from the Board and, until such distribution, directors have only an unsecured claim against FMC.
(3) Includes 25,000 shares owned by Mr. Davies as direct beneficial owner;
    2,000 shares held in trust of which Mr. Davies is the trustee and 7,000 shares which are owned by Mr. Davies' wife and in which Mr. Davies disclaims beneficial interest.

                                                                      LOGO

--------------------------------------------------------------------------------
OTHER SECURITY OWNERSHIP

The following table shows the name and address of each person known to FMC to own more than 5 percent of FMC's Common Stock (determined as set forth in footnote (1) to the table) as of March 1, 1998:

                                           Amount and Nature of      % of Class
Name and Address of Beneficial Owner       Beneficial Ownership          (1)
------------------------------------       --------------------      ----------
FMC Corporation Master Trust                shares held in trust for
 c/o Fidelity Management Trust        participants in the
 Company                              employee thrift plans (2)
 82 Devonshire Street
 Boston, MA 02109
Sanford C. Bernstein & Co., Inc.                shares (3)
 767 Fifth Avenue
 New York, New York 10153
College Retirement Equities Fund                shares (3)
 730 Third Avenue
 New York, New York 10017-3206
The State Teachers Retirement System            shares (3)
 of Ohio
 275 East Broad St.
 Columbus, Ohio 43215
United Defense Limited Partnership              shares held in trust
 Master Trust                         for participants in the
 c/o Fidelity Management Trust        employee thrft plans (4)
 Company
 82 Devonshire Street
 Boston, MA 02109
Capital Research & Management                   shares (3)
 3000 "K" Street Northwest
 Suite 230
 Washington, DC 20007

------
(1) Percentages are calculated on the basis of the amount of outstanding shares (exclusive of treasury shares) plus shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.
(2) These shares are held in trust for the beneficial owners (the participants in the various FMC employee thrift plant) and may be voted by the trustee, as directed by FMC or an independent fiduciary designated by FMC, if the beneficial owners do not exercise their right to direct such vote. In response to a tender or exchange offer, the trustee may tender or sell shares only in accordance with the written instructions of the participants.
(3) The number of shares of stock beneficially owned was determined by a review of Schedules 13G, as amended, as supplemented by Schedules 13F filed with the Securities and Exchange Commission and which state that the beneficial owners had sole voting or dispositive power as to all of the shares shown.

--------------------------------------------------------------------------------
(4) These shares are held in trust for the beneficial owners (the participants in the various UDLP employee-thrift plans) and may be voted by the trustee, as directed by UDLP or an independent fiduciary designated by UDLP, if the beneficial owners do not exercise their right to direct such vote. In response to a tender or exchange offer, the trustee may tender or sell shares only in accordance with the written instructions of the participants.

VI. EXECUTIVE COMPENSATION

The following tables, charts and narrative show all compensation awarded, paid to or earned by the Chief Executive Officer and each of the four most highly compensated executive officers other than the Chief Executive Officer during the years shown.

SUMMARY COMPENSATION TABLE

                                                                 Long-Term Compensation
                                                          -------------------------------------------
                                                                 Awards                Payouts
                                                          ------------------------ ------------------
                                                                                                All
                                                                        Securities             Other
                                  Annual Compensation     Restricted    Underlying  LTIP      Compen-
                                  -------------------       Stock        Options/  Payouts    sation
                                   Salary    Bonus(1)      Award(3)        SARs    (1)(6)       (7)
Name and Principal Position  Year    ($)       ($)           ($)           (#)       ($)        ($)
            (A)              (B)     (C)       (D)           (E)           (F)       (G)        (H)
---------------------------  ---- --------- ----------    ----------    ---------- -------    -------
ROBERT N. BURT               1997   801,246   190,374(2)     67,734(4)    59,400   358,794(2) 62,897
Chairman of
 the Board &                 1996   757,083   208,198           --        57,700   492,104    68,221
Chief
 Executive
 Officer                     1995   725,000   271,875           --        27,700   362,500    59,905
LARRY D. BRADY               1997   537,225   129,721(2)     42,103(4)    32,000   230,225(2) 41,066
President                    1996   502,917   132,770     1,520,000(5)    31,100   311,809    43,347
                             1995   444,083   155,429                     16,400   222,042    36,771
MICHAEL J.
 CALLAHAN                    1997   425,880   117,117        27,548(4)    14,700   269,951    32,529
Executive Vice
 President                   1996   410,865   112,989           --        12,800    82,173    32,646
                             1995   391,625   117,487           --        10,000   195,812    20,643
WILLIAM F.
 BECK                        1997   386,651   115,995        25,773(4)    13,200   252,318    29,025
Executive Vice
 President                   1996   371,277    98,389           --        14,300    74,256    30,934
                             1995   354,542    97,854           --        10,000   159,812    26,937
JOSEPH H.
 NETHERLAND                  1997   375,168    84,038        64,965(4)    15,200   635,977    30,249
Vice
 President;
 General                     1996   341,070    72,579           --        14,800   165,419    27,067
Manager,                     1995 304,527      68,214           --         8,000   137,028    23,709
 Energy and
 Transportation
 Equipment
 Group

------
(1) The FMC 1995 Management Incentive Plan provides for annual bonuses based upon individual performance (column D) and for long-term incentive payouts based upon FMC's achievement of specified objectives during multi-year periods that commence annually (column G). The amount of the long-term payouts are not determinable until the close of the applicable performance period and may be made in the form of cash and/or Common Stock. In 1995 and 1996, participants received draws that would reduce the amount of any long-term incentive payout otherwise earned under the Plan. The five named executives must take 50% of their long-term payouts in Common Stock. The FMC 1995 Management Incentive Plan is described in greater detail under "Long-Term Incentive Plan" on page 18.
(2) Based on FMC's performance in 1997, the Compensation Committee concluded that application of the existing bonus formula would overcompensate Mr. Burt and Mr. Brady for 1997. Accordingly, the

                                                                      LOGO

--------------------------------------------------------------------------------
  Committee reduced their total 1997 compensation by $250,000 for Mr. Burt and $150,000 for Mr. Brady and gave them the opportunity to recoup that amount, or possibly a premium on it, based on 1998 performance.
(3) Of the five officers listed in the table, on December 31, 1997, two held restricted shares valued at that day's market price as follows: Mr. Brady, 20,000 shares at $1,346,200; and Mr. Netherland, 8,000 shares at $538,480.
    Dividends will not be paid on these restricted shares unless FMC pays dividends on all its Common Stock.
(4) Each of the five named executives has elected to take the required 50% Common Stock portion of the long-term payout with three-year limitations on resale. As a result, each becomes eligible for an additional 20% payment which is included in Column E and valued at $71.00 per share, the value on February 20, 1998. This amount will be forfeited should the executive voluntarily terminate prior to the end of the three years. See "Long-Term Incentive Plan" on page 18.
(5) For Mr. Brady, the 20,000 shares of restricted stock granted on April 1, 1996 are also included and are valued at that day's market price of $76.00. These shares will vest on April 1, 2001 if Mr. Brady continues in FMC's employ.
(6) The combined long-term incentive payouts for Messrs. Burt and Brady for 1996 and 1997 include 4,771 and 2,966 shares of Common Stock, respectively. Of these shares, 4,288 paid to Mr. Burt and 2,564 paid to Mr. Brady are valued at $70.625 per share on February 13, 1997, the date of grant. The remaining 483 shares paid to Mr. Burt and 402 shares paid to Mr. Brady are valued at $71.00 per share, the value on February 20, 1998, the date of grant. Column G for Messrs. Callahan, Beck, and Netherland include 1,942, 1,815, and 4,575 shares, respectively, and are valued at $71.00 per share, the value on February 20, 1998, the date of grant. See footnote 4 (above) and "Long-Term Incentive Plan" on page 18.
(7) Consists of annual Company matching contributions to its Thrift and Stock Purchase Plan (401(k)).

OPTION GRANTS IN 1997

The table below shows information on grants of stock options in 1997. FMC made those grants under the 1995 Stock Option Plan to the officers named in the Summary Compensation Table. FMC did not grant stock appreciation rights under that Plan during 1997.

                                  Percent
                      Number of  of Total
                      Securities  Options
                      Underlying  Granted  Exercise
                       Options      to     or Base             Grant Date
                      Granted in Employees  Price   Expiration  Present
                       1997(#)    in 1997   ($/SH)     Date    Value ($)
      Name (A)           (B)        (C)      (D)       (E)         (F)
      --------        ---------- --------- -------- ---------- ----------
Robert N. Burt          59,400     10.8     61.25    3/31/07   1,867,536
Larry D. Brady          32,000      5.8     61.25    3/31/07   1,006,080
Michael J. Callahan     14,700      2.7     61.25    3/31/07     462,168
William F. Beck         13,200      2.4     61.25    3/31/07     415,008
Joseph H. Netherland    15,200      2.8     61.25    3/31/07     477,888

We used the Black-Scholes option pricing model to value these options as of the date granted, March 31, 1997. The model assumed: an option term of 10 years; an interest rate of 6.89 percent that represents the interest rate on a long-term U.S. Treasury security; an assumed annual volatility of underlying stock of
16.3 percent; and no dividends being paid. FMC made no assumptions regarding restrictions on vesting or the likelihood of vesting.

--------------------------------------------------------------------------------

The ultimate values of the options will depend on the future market price of FMC's Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an option holder will realize when exercising of an option will depend on the excess of the market value of FMC's Common Stock over the exercise price on the date the option is exercised.

AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES

Shown below is information with respect to options to purchase FMC's Common Stock exercised in 1997 by the officers named in the Summary Compensation Table and unexercised options held by them at December 31, 1997. The options they exercised would have expired in February 1998.

                                  Number of Securities
              Shares             Underlying Unexercised   Value of Unexercised in-
             Acquired           Options/SARs at 12/31/97    the-Money Options at
                on                         (#)                 12/31/97 ($)(1)
             Exercise   Value   ------------------------- -------------------------
               (#)    Realized  Exercisable/Unexercisable Exercisable/Unexercisable
 Name (A)      (B)     ($) (C)             (D)                       (E)
 --------    -------- --------  ------------------------- -------------------------
Robert N.
 Burt         19,700  1,131,519     85,400 / 224,400        2,251,449 / 2,258,577
Larry D.
 Brady         3,200    147,200     67,200 / 128,100        2,019,032 / 1,343,470
Michael J.
 Callahan        --         --         --  /  62,500              --  /   692,432
William F.
 Beck         19,700    993,778     47,900 /  67,300        1,396,237 /   784,430
Joseph H.
 Netherland    8,800    567,050     28,100 /  58,800          807,874 /   591,640

------
(1) The closing price of the company's Common Stock at December 31, 1997, the last trading day in 1997, was $67.31.

LONG-TERM INCENTIVE PLAN

The following table details certain information regarding estimated potential payments to named executive officers under the FMC 1995 Management Incentive Plan. That plan, approved by FMC's stockholders in 1995, provides for incentive compensation covering multi-year performance periods that commence annually.

                   LONG-TERM INCENTIVE PLAN - AWARDS IN 1997

                                                       Estimated Future Payouts
                                                        Under Non-Stock Price-
                                                            Based Plan (1)
                   (A)                         (B)        (C)      (D)     (E)
                                           Performance
Name                                         Period    Threshold Target  Maximum
----                                       ----------- --------- ------  -------
Robert N. Burt............................  1998-1999    $-0-    320,498 961,495
Larry D. Brady............................  1998-1999     -0-    193,401 580,203
Michael J. Callahan.......................  1998-1999     -0-    146,316 438,947
William F. Beck...........................  1998-1999     -0-    106,470 319,410
Joseph H. Netherland......................  1998-1999     -0-     96,663 284,988

------
(1) All estimates are based on the salary shown in column (C) of the Summary Compensation Table and on current target percentages.

                                                                      LOGO

--------------------------------------------------------------------------------

Payouts are based upon FMC's achievement of a specified level of Net Contribution (operating profit after tax less the product of 11.5 percent and average capital employed) over the applicable performance period. The target and maximum future payouts will be earned if 100 percent and 300 percent, respectively, of the targeted objectives are achieved. No payment will be made unless the minimum threshold objective is achieved. Any earned payout can be in the form of cash and/or Common Stock, at the discretion of the Compensation and Organization Committee, and typically are 50 percent in cash and 50 percent in Common Stock. Under the Plan, a participant may elect, or be required, to take shares of Common Stock subject to a three-year limitation on resale. In such event, the number of shares otherwise payable to a participant will be increased by 20 percent (the additional shares payable solely by reason of such election or requirement are referred to as the "Additional Pay-out Shares"). Additional Pay-out Shares are subject to complete forfeiture if the recipient voluntarily terminates his or her employment with FMC during the three-year period following the issuance of such shares. In the event of termination for any other reason during such period, the Additional Pay-out Shares are subject to pro rata reduction based on the number of days elapsed since the issuance of such shares. The number of shares of Common Stock, if any, to be issued will be determined based on the closing price of FMC Common Stock on the New York Stock Exchange.

RETIREMENT PLANS

The following table shows the estimated annual retirement benefits under FMC's pension plan (and its supplements) for eligible salaried employees (including officers) payable upon retirement at age 65 (normal retirement age) in 1998 at various levels of salary and years of service. Payment of benefits shown is contingent on the continuation of the present plan until the employee retires.

                               PENSION PLAN TABLE

            Estimated Annual Retirement Benefits for Years
                         of Service Indicated
            -----------------------------------------------
Final
Average       15      20      25      30      35      40
Earnings     Years   Years   Years   Years   Years   Years
--------    ------- ------- ------- ------- ------- -------
  $150,000   31,415  41,887  52,359  62,831  73,303  84,553
  $250,000   53,915  71,887  89,859 107,831 125,803 144,553
  $350,000   76,415 101,887 127,359 152,831 178,303 204,553
  $450,000   98,915 131,887 164,859 197,831 230,803 264,553
  $550,000  121,415 161,887 202,359 242,831 283,303 324,553
  $650,000  143,915 191,887 239,859 287,831 335,803 384,553
  $900,000  200,165 266,887 333,609 400,331 467,053 534,553
$1,150,000  256,415 341,887 427,359 512,831 598,303 684,553
$1,300,000  290,165 386,887 483,609 580,331 677,053 774,553
$1,450,000  323,915 431,887 539,859 647,831 755,803 864,553

--------------------------------------------------------------------------------

Notes:
1. "Final Average Earnings" in the table means the average of covered compensation for the highest 60 consecutive calendar months out of the 120 calendar months immediately before retirement. Covered compensation includes amounts appearing in Columns (C), (D), and (G) of the Summary Compensation Table on page 16.
2. At March 1, 1998, Messrs. Burt, Brady, Callahan, Beck, and Netherland had, respectively, 24, 20, 3, 34, and 24 years of credited service under the plan.
3. Applicable benefits for employees whose years of service of earnings differ from those to shown in the table are equal to (A + B) times C where: (A) equals 1 percent of allowable Social Security Covered Compensation ($31,128 for a participant retiring at age 65 in 1998) times years of credited service (up to a maximum of 35 years) plus 1.5 percent of the difference between FInal Average Earnings and allowable Social Security Compensation times years of credited service (up to a maximum of 35 years); (B) equals
   1.5 percent of Final Average Earnings times years of credited service in excess of 35 years; and (C) equals the ratio of credited service at termination to credited service projected to age 65.
4. The amounts shown will not be reduced by Social Security benefits or other offsets. As ERISA limits the annual benefits that may be paid from a tax-qualified retirement plan, FMC has adopted permitted supplemental arrangements to maintain total benefits during retirement at the levels shown in the table.

TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS

PLAN AND PARTICIPANTS. As recommended by the Compensation and Organization Committee, the Board of Directors adopted an Executive Severance Plan in 1983 and amended it in 1997. Approximately 45 officers and managers participate in the plan. The participants include all the individuals listed in the Summary Compensation Table.

BENEFITS. If a change in control of FMC occurs and if, within two years of that change of control, a participant's employment is terminated without cause or a participant voluntarily terminates his or her employment because his or her duties, location, salary, compensation or benefits change or are reduced, then the participant is entitled to benefits from FMC. In general, those benefits include: (1) a lump sum payment of three, two or one (depending on position) times salary and highest target long term incentive award; (2) immediate vesting of long term incentive awards, restricted stock and stock options; (3) continuation of medical and other benefits for up to three years; and (4) distribution of accrued retirement and thrift plan benefits. FMC will compensate the participant for any excise tax liability as a result of payments under the plan. The Chairman and Chief Executive Officer and the President can also receive these benefits if they voluntarily terminate their employment with FMC within thirteen months after a change in control of FMC.

CHANGE IN CONTROL. In general, the following transactions are treated as changes in control under the plan: (i) a third party's acquisition of 20 percent or more of FMC's Common Stock; (ii) a change in the majority of the board of directors; (iii) completing certain reorganization, merger or consolidation transactions or a sale of all or substantially all of FMC's assets; or (iv) the complete liquidation or dissolution of FMC.

                                                                      LOGO

--------------------------------------------------------------------------------

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GOALS. FMC's executive compensation program is designed to align total compensation with shareholder interests. The program:

 . incents and rewards executives for sound business management and improvement in shareholder value.

 . balances its components so that both short- and longer-term operating and strategic objectives are recognized.

 . requires achieving objectives within a "high-performance" environment to be rewarded financially.

 . attracts, motivates and retains executives necessary for the long-term success of FMC.

The program consists of three different compensation components: base salary; variable cash and stock incentive awards; and long-term incentive awards (stock options).

BASE SALARY. FMC uses external surveys to set competitive compensation levels (salary ranges) for its executives. In order to obtain the most comprehensive survey data for review, the group of companies in the surveys is broader than the Dow Jones Diversified Industrial Index and includes a majority of comparable companies at the Fortune 500 level. Performance graph companies are well represented.

Salary ranges for FMC executives are established based on similar positions in other companies of comparable size and complexity. Generally, FMC sets its competitive salary midpoint for an executive officer at the median level compared with the companies surveyed. Performance levels within the ranges are delineated to recognize different levels of performance ranging from "needs improvement" to "exceptional". As a result, although nominally targeted to fall at or near the 50th percentile of such comparable organizations, compensation may range anywhere within the salary bracket based on performance.

Starting placement in a salary range is a function of an employee's skills, experience, expertise and anticipated job performance. Each year performance is evaluated against mutually agreed-upon objectives and performance standards that may, in part, be subjective; a performance rating is established; and a salary increase may be granted. Performance factors used may include timely responses to downturns in major markets, setting strategic direction, making key management changes; divesting businesses and acquiring new businesses, continuing to improve operating efficiency; and developing people and management capabilities. The relative importance of each of these factors varies based on the strategic thrust and operating requirements of each of the businesses.

--------------------------------------------------------------------------------

Mr. Burt last received a base salary increase in 1997. His salary at December 31, 1997, was five percent above the mid-point of his salary range. His salary will be reviewed in early 1998 using the performance factors listed above.

LONG-TERM INCENTIVE AWARDS. In 1995, the Committee and the Board recommended a revised Management Incentive Plan, which stockholders approved. This revised plan includes annual bonuses for achievement of both individual performance targets and multi-year targets for the improvement of Net Contribution (operating profit after tax less the product of an 11.5 percent capital charge and capital employed). The Committee selects participants in this incentive plan based on opportunity to influence growth at FMC, outstanding performance and potential. Achieving high standards of business and individual performance are rewarded financially with both stock and cash, and significant compensation is at risk if these high standards are not met. For officers and division managers, target incentives approximate 50 percent to 65 percent of base salary, while actual payments can range from zero to three times target incentive.

The multi-year incentive period currently uses a three-year net contribution target that began in 1995. In 1998, plan participants received the final payout against the first three-year cycle. The payout included payment for the three-year Business Performance Incentive (BPI) less any draws paid against this payment, as well as the Annual Performance Incentive award (API). In the case of Mr. Burt, his BPI payment was $358,794. He has previously received $665,333 as draws. See also footnote 2 on page 16. Based on FMC's performance in 1997, the Compensation Committee concluded that application of the existing bonus formula would overcompensate Mr. Burt and Mr. Brady for 1997. Accordingly, the Committee reduced their total 1997 compensation by $250,000 for Mr. Burt and $150,000 for Mr. Brady and gave them the opportunity to recoup that amount, or possibly a premium on it, based on 1998 performance.

The API comprises 30 to 50 percent of the total target incentive. This incentive is less quantitative than the multi-year net contribution incentive. It varies with individual performance and can range from zero to twice the target percentage. It is awarded based on achieving annual objectives set for the individual's most important business responsibilities. In 1997, these included such wide-ranging objectives as significant reductions in working capital, divestiture of United Defense, L.P., demonstrated leadership in safety performance, leadership training, retention of key management personnel and succession planning. Mr. Burt's API for 1997, shown as Bonus in Column D of the Summary Compensation Table, was $190,374. See also footnote 2 on page 16.

STOCK OPTION AWARDS. This plan is designed to link closely the long-term reward of executives with increases in shareholder value. The 1995 approval by the stockholders of an updated stock option plan continues to give the Committee broad discretion to select the appropriate types of rewards. 1997 awards consisted of non-qualified stock options. The award vesting period is three years, with an option term of 10 years.

                                                                      LOGO

--------------------------------------------------------------------------------

To determine the number of options to be granted to an executive, the Committee first multiplies the mid-point of the salary range for an executive's salary grade by a percentage applicable to that grade and consistent with competitive industry practice as provided by an independent, outside consultant and divides that product by the then current market price of FMC's shares to establish a standard (i.e., market based) award. The Committee then applies a percentage (ranging from 80 to 120 percent) based on the individual's contributions and potential. Awards for FMC officers are limited to a maximum of the standard level award. In approving grants under the plan, the number of options previously awarded to and held by executive officers is considered but is not regarded as a significant factor in determining the size of the current option grants. Mr. Burt's 1997 option grants are as indicated on page 17 in this proxy statement in the section headed Option Grants in 1997.

SECTION 162(M) DEDUCTIBILITY. The Committee continues to review the $1 million cap on tax deductible compensation and is advised that its stock option plan meets the requirements for deductibility. The revised Management Incentive Plan, as approved in 1995 by stockholders, may not meet all requirements for deductibility under section 162(m) of the Internal Revenue Code. However, unless the amounts involved become material, the Committee believes that it is more important to preserve its flexibility under the plan to craft appropriate incentive awards. The Committee continues to believe that this is not a currently significant issue.

STOCK RETENTION POLICY. FMC has established guidelines setting expectations for the ownership of FMC stock by officers and management. The guidelines for stock retention are based on a multiple of the employee's total compensation midpoint. The revisions to the 1995 Management Incentive and Stock Option Plans included incentives and enhancements to help executives meet these guidelines. All of the executives named in this proxy exceed or meet their respective stock retention guidelines.

The preceding report has been furnished by the following members of the Compensation and Organization Committee:

                      Paul L. Davies, Jr., Chairman
                      B.A. Bridgewater, Jr.
                      Albert J. Costello
                      William F. Reilly

--------------------------------------------------------------------------------

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

The following chart compares the yearly percentage change in the cumulative shareholder return on the Company's Common Stock against the cumulative total return of the S&P Composite--500 Stock Index and the Dow Jones Diversified Industrials Index for the five years commencing January 1, 1993 and ended December 31, 1997.

[GRAPH APPEARS HERE]

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG [FMC], S&P 500 INDEX AND DIV INDS

Measurement Period                      S&P
(Fiscal Year Covered)        FMC        500 INDEX      DIV INDS
---------------------        ---        ---------      --------
Measurement Pt-
12/31/92                     $100       $100           $100
FYE 12/31/93                 $95.20     $110.88        $122.19
FYE 12/31/94                 $116.67    $111.53        $112.07
FYE 12/31/95                 $136.62    $153.45        $146.76
FYE 12/31/96                 $141.67    $188.68        $189.89
FYE 12/31/97                 $135.98    $251.63        $248.91


VII. OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

FMC has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities Act on behalf of its executive officers and directors. Based on a review of forms filed and information provided by officers and directors to FMC, FMC believes that all
Section 16(a) reporting requirements were fully met, except for the following late reports. Although the individuals did provide timely information to FMC, FMC was late in filing Mr. Mooney's Form 3 report and in reporting one purchase of 300 shares by Mr. McGrath; the exercise of options for 1,700 shares by Mr. Mambu; and 1996 transactions by Mr. Beck involving one gift of 4,000 shares and sale of 2,800 shares for payment of taxes. In addition, Mr. Thompson filed a late report of one sale of 100 shares.

                                                                      LOGO

--------------------------------------------------------------------------------

PROPOSALS FOR THE 1999 ANNUAL MEETING

Stockholders may make proposals to be considered at the 1999 Annual Meeting. To be included in the proxy statement and form of proxy for the 1999 Annual Meeting, stockholder proposals for the 1999 Annual Meeting must be received not later than November 13, 1998, at FMC's principal executive offices, 200 East Randolph Drive, Chicago, Illinois 60601.

EXPENSES RELATING TO THIS PROXY SOLICITATION

FMC will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, FMC officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. FMC also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of FMC stock and obtaining the proxies of those owners. FMC has retained to assist in the solicitation of proxies. FMC will pay the cost of such
assistance, which is estimated to be $     , plus reimbursement for out-of-
pocket fees and expenses.

                      J. Paul McGrath
                      Secretary

PROXY                         FMC CORPORATION LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert N. Burt, Michael J. Callahan and J. Paul McGrath, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of FMC Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of FMC Corporation to be held on April 24, 1998, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [_]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS III FOR A TERM EXPIRING IN
   2001 AS SET FORTH IN THE PROXY STATEMENT--
   Nominees: B. A. Bridgewater, Jr., Paul L. Davies, Jr., William F. Reilly, and James R. Thompson.

-------------------------------------
 (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]

3. Increase in authorized capital from 60,000,000 shares to [   ],000,000
   shares.

                          For    Against     Abstain
                          [_]      [_]         [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                Dated: ___________________, 1998

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

PROXY                        FMC CORPORATION LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

FIDELITY MANAGEMENT TRUST COMPANY, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Corporation 401(k) Plan for Employees Covered by a Collective Bargaining Agreement at the annual meeting of stockholders of FMC Corporation to be held on April 24, 1998, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 22, 1998, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1, 2 AND 3.

--------------------------------------------------------------------------------

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [_]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS III FOR A TERM EXPIRING IN
   2001 AS SET FORTH IN THE PROXY STATEMENT--
   Nominees: B. A. Bridgewater, Jr., Paul L. Davies, Jr., William F. Reilly, and James R. Thompson.

-------------------------------------
 (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]

3. Increase in authorized capital from 60,000,000 shares to [   ],000,000
   shares.

                          For    Against     Abstain
                          [_]      [_]         [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                Dated: ___________________, 1998

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

PROXY                        FMC CORPORATION LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Fidelity Management Trust Company, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Employees' Thrift and Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 24, 1998, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 22, 1998, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1, 2 AND 3.

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [_]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS III FOR A TERM EXPIRING IN
   2001 AS SET FORTH IN THE PROXY STATEMENT--
   Nominees: B. A. Bridgewater, Jr., Paul L. Davies, Jr., William F. Reilly, and James R. Thompson.

-------------------------------------
 (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]

3. Increase in authorized capital from 60,000,000 shares to [   ],000,000
   shares.

                          For    Against     Abstain
                          [_]      [_]         [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                Dated: ___________________, 1998

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

PROXY                        FMC CORPORATION LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Fidelity Management Trust Company, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the United Defense Limited Partnership Salaried Employees' Plan at the annual meeting of stockholders of FMC Corporation to be held on April 24, 1998, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 22, 1998, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1, 2 AND 3.

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [_]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS III FOR A TERM EXPIRING IN
   2001 AS SET FORTH IN THE PROXY STATEMENT--
   Nominees: B. A. Bridgewater, Jr., Paul L. Davies, Jr., William F. Reilly, and James R. Thompson.

-------------------------------------
 (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]

3. Increase in authorized capital from 60,000,000 shares to [   ],000,000
   shares.

                          For    Against     Abstain
                          [_]      [_]         [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                Dated: ___________________, 1998

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

PROXY                        FMC CORPORATION LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Banco Popular de Puerto Rico, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Puerto Rico Thrift and Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 24, 1998, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 22, 1998, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1, 2 AND 3.

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [_]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS III FOR A TERM EXPIRING IN
   2001 AS SET FORTH IN THE PROXY STATEMENT--
   Nominees: B. A. Bridgewater, Jr., Paul L. Davies, Jr., William F. Reilly, and James R. Thompson.

-------------------------------------
 (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]

3. Increase in authorized capital from 60,000,000 shares to [   ],000,000
   shares.

                          For    Against     Abstain
                          [_]      [_]         [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                Dated: ___________________, 1998

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

PROXY                        FMC CORPORATION LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Fidelity Management Trust Company, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the United Defense Limited Partnership Union Plan at the annual meeting of stockholders of FMC Corporation to be held on April 24, 1998, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 22, 1998, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1, 2 AND 3.

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [_]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS III FOR A TERM EXPIRING IN
   2001 AS SET FORTH IN THE PROXY STATEMENT--
   Nominees: B. A. Bridgewater, Jr., Paul L. Davies, Jr., William F. Reilly, and James R. Thompson.

-------------------------------------
 (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]

3. Increase in authorized capital from 60,000,000 shares to [   ],000,000
   shares.

                          For    Against     Abstain
                          [_]      [_]         [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                Dated: ___________________, 1998

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------